UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2007
The Men’s Wearhouse, Inc.
(Exact name of registrant as specified in its charter)

Texas	1-16097	74-1790172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5803 Glenmont Drive
Houston, Texas	77081
(Address of principal executive offices)	(Zip Code)
713-592-7200
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In order to comply with new Section 501.00 of the NYSE Listed Company Manual which requires the Company’s securities to be eligible for a direct registration system operated by a clearing agency registered with the Securities and Exchange Commission, on December 4, 2007, the Board of Directors of the Company adopted the Company’s Second Amended and Restated By-Laws which include the following amended or new sections:
     “Section 6.01. Certificates. The shares of the corporation may be represented by certificates or may be uncertificated. Every holder of shares of the corporation shall be entitled to have a certificate, in such form as shall be approved by the board of directors, certifying the number of fully-paid shares owned by such holder. Certificates representing shares shall be signed by the president of a vice president and the secretary or an assistant secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof.”
     “Section 6.03. Lost Certificates. The board of directors may direct a new certificate, or uncertificated shares, to be issued in place of any certificate theretofore issued by the corporation alleged to have been lost or destroyed. When authorizing such issue of a new certificate, or uncertificated shares, the board of directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient and may require such indemnities as it deems adequate to protect the corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.”
     “Section 6.04. Transfers. In the case of shares represented by a certificate, upon surrender to the corporation or the transfer agent of the corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate, or uncertificated shares, shall be issued to the person entitled thereto and the old certificate canceled and the transaction recorded upon the transfer records of the corporation.”
     “Section 6.04A. Notice Upon Issuance or Transfer of Uncertificated Shares. In accordance with Chapter 8, Texas Business & Commerce Code, the corporation shall, after the issuance or transfer of uncertificated shares, send to the registered owner of uncertificated shares a written notice containing the information required to be set forth or stated on certificates pursuant to the Texas Business Corporation Act, as it may be amended from time to time, and any successor to said act.”
     A copy of the Company’s Second Amended and Restated By-Laws are attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Number	Description

3.1	Second Amended and Restated Bylaws.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 6, 2007

THE MEN’S WEARHOUSE, INC.
By:	/s/ Neill P. Davis
Neill P. Davis
Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer

Index to Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws.